                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): OCTOBER 16, 1995


                FHA TITLE I HOME IMPROVEMENT LOAN TRUST 1995-B
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)



         MINNESOTA               33-53449 AND 33-55853       APPLIED FOR
-------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------


                                NOT APPLICABLE
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on October 16, 1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section
         6.05 of the Pooling and Servicing Agreement attached hereto as
         Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.    Description
              -----------    -----------

                 99.1        Monthly Report delivered to
                             Certificateholders on October 16,
                             1995.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 16, 1995



                             FHA TITLE I HOME IMPROVEMENT LOAN
                             TRUST 1995-B

                             By  GREEN TREE FINANCIAL CORPORATION
                                 as Servicer with respect to the Trust


                             By: /s/Phyllis A. Knight
                                 ----------------------------------
                                 Phyllis A. Knight
                                 Assistant Vice President and
                                  Assistant Controller

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                           PAGE
------                                                           ----

 99.1      Monthly Report delivered to Certificateholders          5
           on October 16, 1995.